Exhibit 10.2


     Severance Agreements have been executed by the Company and the indicated employees, each substantially identical in all material respects to the form of agreement filed as Exhibit 10.11 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, except as noted below. Each Severance Agreement was executed for the Company by Dr. Valles, except the agreement with Dr. Valles, which was executed for the Company by Mr. Gray.


EMPLOYEE AND                       DATE OF
POSITION                           AGREEMENT

Neil M. Bardach                    August 1, 1998
Vice President -
Finance and Chief
Financial Officer

Howard R. Crabtree                 January 1, 1997
Vice President,
Organization and
Human Resources

Anton Dulski                       January 1, 1997
Vice President;
President and Chief
Executive Officer of
MINTEQ International Inc.

S. Garrett Gray                    January 1, 1997
Vice President,
General Counsel
and Secretary

Paul R. Saueracker                 January 1, 1997
Vice President;
President and Chief
Executive Officer of
Specialty Minerals Inc.

Jean-Paul Valles                   January 1, 1997
Chairman and Chief
Executive Officer